                                                                   EXHIBIT 10.27

                          Cornell Capital Partners, LP
                          101 Hudson Street, Suite 3700
                              Jersey City, NJ 07302
                    Tel: (201) 985-8300/ Fax: (201) 985-8266


                                 April 15, 2005



VIA FACSIMILE (847) 984-6201
Voyager One, Inc.
859 West End Court- Suite I
Vernon Hil1s, IL 60081


Attention:        Sebastien C. DuFort, President

          Re:     VOYAGER ONE, INC

Dear Mr. DuFort:

         Please be advised that we wi11 grant the company an extension to and including April 30, 2005 to have the registration statement, filed pursuant to the Investor Registration Rights Agreement dated May 14, 2004, declared effective by the Securities and Exchange Commission. This extension is effective as of April 15, 2005.





                                              Cornell Capital Partners, LP





                                              By: /s/ Matt Beckman
                                                  ------------------------------
                                                  Name: Matt Beckman
                                                  Tit1e: Managing Director



cc: Troy Rillo, Esq.